Registration No. 33-

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             Registration Statement
                                     Under
                           The Securities Act of 1933


                                 RAYONIER INC.
             (Exact name of registrant as specified in its charter)

          North Carolina                        13-2607329
(State of Incorporation or Organization)     (I.R.S. Employer
                                             Identification No.)


1177 Summer Street, Stamford, CT             06904
(Address of Principal Executive
            Offices)                         (Zip Code)


                     Rayonier Substitute Stock Option Plan
                            (Full title of the plan)


                             John B. Canning, Esq.
               Corporate Secretary and Associate General Counsel
                                 Rayonier Inc.
                1177 Summer Street, Stamford, Connecticut 06904
                    (Name and address of agent for service)
                                  203-348-7000
          (Telephone number, including zip code, of agent for service)


                        CALCULATION OF REGISTRATION FEE
______________________________________________________________________________

Title of        Amount to be     Proposed        Proposed         Amount of
securities to   registered       maximum         maximum          registration
be registered                    offering        aggregate        fee
                                 price per       offering
                                 share           price(1)

______________________________________________________________________________
Common Shares   383,000          $29.375         $11,250,625      $3,879.53
                shares
______________________________________________________________________________

(1) Estimated solely for the purpose of calculating the registration fee.